Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 12, 2019 (the “Fifth Amendment”), among ON SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”), DBNY, as collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Collateral Agent”) under the Credit Agreement referred to below, each of the 2019 Incremental Revolving Lenders (as defined below), certain Lenders party hereto constituting the New Required Lenders and DEUTSCHE BANK SECURITIES INC., BANK OF AMERICA, N.A., BMO HARRIS BANK N.A., HSBC BANK USA, N.A., MUFG BANK, LTD., SUMITOMO MITSUI BANKING CORPORATION, BBVA USA, JP MORGAN CHASE BANK, N.A and CITIBANK, N.A., each as a joint lead arranger and a joint bookrunner (with capitalized terms used, but not defined, in this paragraph and the recitals below to be defined as provided in Section 1 below).

R E C I T A L S

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the lenders from time to time party thereto (the “Lenders”) and various other parties have previously entered into that certain Credit Agreement, dated as of April 15, 2016, as amended by that certain First Amendment to Credit Agreement, dated as of September 30, 2016, that certain Second Amendment to Credit Agreement, dated as of March 31, 2017, that certain Third Amendment to Credit Agreement, dated as of November 30, 2017 and that certain Fourth Amendment to Credit Agreement, dated as of May 31, 2018 (as so amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to Section 3.16(a) of the Credit Agreement, the Borrower may, by written notice delivered to the Administrative Agent, request an increase to the existing Revolving Commitments by requesting and obtaining Incremental Revolving Commitments;

WHEREAS, the Borrower has requested that the Incremental Revolving Lenders (as defined below) provide Incremental Revolving Commitments to the Revolving Facility in an aggregate principal amount of up to $1,000,000,000 on the terms and subject to the conditions set forth herein;

WHEREAS, the Incremental Revolving Lenders have indicated a willingness to provide the Incremental Revolving Commitments on the terms and subject to the conditions set forth herein; and

WHEREAS, in accordance with Section 11.1 of the Credit Agreement, the Borrower has requested, and the Administrative Agent, the Collateral Agent, each 2019 Incremental Revolving Lender and the Required Lenders (determined immediately after giving effect to the Incremental Revolving Commitments) (the “New Required Lenders”) have agreed, to amend and/or waive, as applicable, certain provisions of the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Defined Terms; Rules of Construction. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement or, if not defined therein, the Credit Agreement as amended hereby. The rules of construction specified in Section 1.2 of the Credit Agreement shall apply to this Fifth Amendment, including the terms defined in the preamble and recitals hereto.

SECTION 2.    Amendments to the Credit Agreement.

(a)    On the Initial Fifth Amendment Effective Date (as defined below), each Person that has executed this Fifth Amendment as an “Incremental Revolving Lender” (each, a “2019 Incremental Revolving Lender”) hereby severally (and not jointly) agrees to provide the Incremental Revolving Commitment set forth opposite its name on Schedule 1 attached hereto. Each such Incremental Revolving Commitment provided pursuant to this Section 2(a) shall be added to and become part of the existing Revolving Facility and shall be subject to all of the terms and conditions set forth in the Credit Agreement with respect to Revolving Commitments and Incremental Revolving Commitments under the Revolving Facility, including, without limitation, Section 3 of the Credit Agreement. The Borrower, the Administrative Agent and each Incremental Revolving Lender hereby agree that this Fifth Amendment shall be deemed to constitute an “Increase Revolving Joinder” in satisfaction of Section 3.16 of the Credit Agreement, and the Administrative Agent and each Issuing Lender hereby consent to the joinder of Citibank, N.A. as a Revolving Lender under the Credit Agreement.

(b)    On the Initial Fifth Amendment Effective Date, the Borrower shall pay in cash to each existing Revolving Lender immediately prior to giving effect to this Fifth Amendment an amount equal to its Revolving Percentage of (i) all accrued and unpaid interest on Revolving Loans outstanding immediately prior thereto and (ii) all accrued and unpaid unused commitment fees and L/C Fees. After giving effect to this Fifth Amendment on the Initial Fifth Amendment Effective Date, there shall be an automatic adjustment to the Revolving Credit Exposure of each Revolving Lender in the aggregate principal amount the outstanding Revolving Loans and the L/C Exposure (and the participation of the Revolving Lenders therein) to reflect the new Revolving Credit Exposure of each Revolving Lender in the aggregate principal amount of outstanding Revolving Loans and L/C Exposure (and the participation of the Revolving Lenders therein) resulting from the Incremental Revolving Commitment and from the termination of Revolving Commitments as provided in Section 2(c) below. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, each 2019 Incremental Revolving Lender party hereto hereby waives any indemnity claim for loss, cost, expense, allocation or reallocation that would be otherwise be available to such 2019 Incremental Revolving Lender pursuant to Section 4.11(c) of the Credit Agreement, in connection with this Fifth Amendment.

(c)    As of the Initial Fifth Amendment Effective Date, it is understood and agreed that the Revolving Commitment of any Revolving Lender that is not listed on the amended and restated (solely with respect to the Revolving Commitments) Schedule 1.1 attached hereto as Annex I shall be terminated in its entirety.

(d)    Effective as of the Subsequent Fifth Amendment Effective Date (as defined below), and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(i)    Section 1.1 of the Credit Agreement will be amended by inserting the following definitions in appropriate alphabetical order therein:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Party” has the meaning assigned to such term in Section 11.21.

“Covered Entity” means any of the following:

(1) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(2) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(3) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Fifth Amendment”: that certain Fifth Amendment to Credit Agreement, dated as of June 12, 2019.

“Financial Covenant Adjustment Period” means, for each Permitted Acquisition (or series of related Permitted Acquisitions) with aggregate consideration (including any Indebtedness assumed in connection therewith) in excess of $250,000,000, the four consecutive fiscal quarter period commencing with the fiscal quarter in which such Permitted Acquisition (or series of related Permitted Acquisitions) occurred.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to such term in Section 11.21.

“Quantenna Acquisition”: that certain acquisition pursuant to that certain Agreement and Plan of Merger dated as of March 27, 2019 by and among Quantenna Communications, Inc., ON Semiconductor Corporation and Raptor Operations Sub, Inc.

“Subsequent Fifth Amendment Effective Date”: as defined in the Fifth Amendment.

“Supported QFC” has the meaning assigned to such term in Section 11.21.

“U.S. Special Resolution Regimes” has the meaning assigned to such term in Section 11.21.

(ii)    Section 1.1 of the Credit Agreement will be amended by deleting the definition of “Interest Coverage Ratio” in its entirety.

(iii)    The definition of “Designated IP Subsidiary” shall be amended by inserting the following after the words “or another Designated IP Subsidiary”: “(which shall include, upon consummation of the Quantenna Acquisition, QTNA C.V.).”

(iv)    The definition of “Revolving Termination Date” shall be amended by amending and restating it in its entirety as follows: ““Revolving Termination Date”: the later of (i) December 30, 2022 or (ii) June 12, 2024, so long as in the case of this clause (ii), the Obligations with respect to the Term Loans (and any Permitted Refinancing in respect thereof) have been fully repaid or otherwise redeemed, discharged or defeased on or prior to December 30, 2022 or the Term Loan Maturity Date with respect to the Obligations of the Term Loans (and any Permitted Refinancing in respect thereof) has been extended prior to December 30, 2022 to a date no earlier than June 12, 2024.”

(v)    Section 1.4(a) of the Credit Agreement shall be amended by deleting the text “, Interest Coverage Ratio”.

(vi)    Sections 1.4(e) of the Credit Agreement shall be amended by deleting the text “and Interest Coverage Ratio”.

(vii)    Section 1.4(f)(i) of the Credit Agreement shall be amended by deleting the text “and Interest Coverage Ratio”.

(viii)    Section 1.5(b) of the Credit Agreement shall be amended by deleting the text “and the Interest Coverage Ratio”.

(ix)    Section 1 of the Credit Agreement shall be amended by inserting the following Section 1.7:

“1.7    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.”

(x)    Section 2.4(a) of the Credit Agreement shall be amended by deleting (A) the words “Subsequent First Amendment Effective Date” and replacing them with “Subsequent Fifth Amendment Effective Date”, and (B) the number “1.50” appearing therein and replacing it with “2.25”.

(xi)    Section 4.7 of the Credit Agreement shall be amended by adding the following clause (c): “(c) Notwithstanding anything to the contrary contained herein, and solely with respect to the Revolving Facility, if at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (b)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (b)(i) have not arisen but the supervisor for the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBOR Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin) to the Revolving Facility. Notwithstanding anything to the contrary in Section 11.1, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest being provided to the Revolving Lenders, a written notice from the Majority Facility Lenders with respect to the Revolving Facility stating that such Majority Facility Lenders with respect to the Revolving Facility object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (c) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 4.7(c), only to the extent the LIBOR Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any Committed Loan Notice that requests the conversion of any Revolving Loan to, or continuation of any Revolving Loan as, a Borrowing of Eurocurrency Loans shall be ineffective, (y) if any Committed Loan Notice requests a Borrowing in Dollars of Eurocurrency Revolving Loans, such Borrowing shall be made as a Borrowing of ABR Revolving Loans and (z) Revolving Loans shall not be available in any Foreign Currency; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.”

(xii)    Section 8.1 of the Credit Agreement will be amended by amending and restating it in its entirety as follows: “Maximum Consolidated Total Net Leverage Ratio. Without the written consent of the Majority Facility Lenders under the Revolving Facility, permit the Consolidated Total Net Leverage Ratio, calculated as of the last day of any period of four (4) consecutive fiscal quarters of the Borrower to exceed 4.00 to 1.00; provided that, during any Financial Covenant Adjustment Period, the Consolidated Total Net Leverage Ratio may be no greater than 4.50 to 1.00.”

(xiii)    Section 8.2(n)(iii) of the Credit Agreement shall be amended by inserting the following at the end thereof: “from and after the Subsequent Fifth Amendment Effective Date”.

(xiv)    Section 8.2(p)(i) of the Credit Agreement shall be amended by deleting the number “3.25” appearing therein and replacing it with “3.50”.

(xv)    Section 8.5(g)(ii) of the Credit Agreement shall be amended by deleting the words “during the term of this Agreement” and in lieu thereof inserting the following: “from and after the Subsequent Fifth Amendment Effective Date”.

(xvi)    Section 9.2(h) shall amended by amending and restating in its entirety as follows: “(h) one or more final judgments or decrees shall be entered against the Borrower or any Restricted Subsidiary and the same shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof and any such final judgments or decrees either (i) is for the payment of money, individually or in the aggregate (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage), of $75,000,000 or more or (ii) is for injunctive relief and could reasonably be expected to have a Material Adverse Effect; or”.

(xvii)    Section 11 of the Credit Agreement shall be amended by inserting the following Section 11.21:

“11.21    Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.”

(xviii)    Exhibit B to the Credit Agreement shall be amended and restated in its entirety in the form attached hereto as Annex II.

SECTION 3.    Representations and Warranties. To induce the other parties hereto to enter into this Fifth Amendment, the Borrower hereby represents and warrants to each other party hereto that, as of each applicable Fifth Amendment Effective Date (as defined below): (i) the Fifth Amendment has been duly authorized, executed and delivered by it and each of this Fifth Amendment and the Credit Agreement (as amended hereby on such applicable Fifth Amendment Effective Date) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (ii) after giving effect to this Fifth Amendment and the transactions contemplated by this Fifth Amendment, no Default or Event of Default has occurred and is continuing; and (iii) the execution, delivery and performance of this Fifth Amendment and the performance of the Credit Agreement (as amended hereby on such applicable Fifth Amendment Effective Date) shall not (a) violate its Organizational Documents or the Loan Documents, (b) violate any Requirement of Law, Governmental Authorization or any Contractual Obligation of the Borrower or any Restricted Subsidiary (including, without limitation, the Convertible Notes Indentures and, in each case any Permitted Refinancings thereof) and (c) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to its Organizational Documents, any Requirement of Law or any such Contractual Obligation (including, without limitation, the Convertible Notes Indentures and, in each case, any Permitted Refinancings thereof) (other than the Liens created by the Security Documents and the Liens permitted by Section 8.3 of the Credit Agreement), except for any violation set forth in clauses (b) or (c) which could not reasonably be expected to have a Material Adverse Effect.

SECTION 4.    Conditions of Effectiveness of this Fifth Amendment.

(a)    Sections 1, 2(a), 2(b), 2(c), 3, 4(a), 5, 6, 7, 8, 9, 10, 11 and 12 of this Fifth Amendment shall become effective as of the first date (the “Initial Fifth Amendment Effective Date”) when each of the conditions set forth in this Section 4(a) shall have been satisfied (which, in the case of clause (ii) below, may be substantially concurrent with the satisfaction of the condition specified in clause (i) below):

(i)    The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower, each of the other Loan Parties, each of the Incremental Revolving Lenders and each Issuing Lender.

(ii)    The Borrower shall have paid all costs, fees and other amounts due and payable to the Agents and the Lenders, including, to the extent invoiced, reimbursement or payment of reasonable and documented out-of-pocket expenses in connection with this Fifth Amendment and any other reasonable and documented out-of-pocket expenses of the Agents, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent, in each case as required to be paid or reimbursed pursuant to the Credit Agreement.

(iii)    On the Initial Fifth Amendment Effective Date and after giving effect to this Fifth Amendment, (A) no Default or Event of Default shall have occurred and be continuing or would result from the borrowings to be made on the Initial Fifth Amendment Effective Date and (B) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Initial Fifth Amendment Effective Date (except to (I) the extent made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specific date and (II) representations and warranties qualified by materiality shall be true and correct in all respects).

(iv)    The Administrative Agent shall have received from the Borrower a certificate executed by a Responsible Officer of the Borrower, certifying compliance with (A) the requirements of the immediately preceding clause (iii) and (B) as to compliance with the requirements of Section 11.1 of the Credit Agreement and compliance with Section 3.16 of the Credit Agreement relating to Incremental Revolving Commitments.

(v)    The Administrative Agent shall have received a legal opinion, dated the Initial Fifth Amendment Effective Date, of Morrison & Foerster LLP, counsel to the Borrower and its Subsidiaries, reasonably acceptable to the Administrative Agent.

(vi)    The Administrative Agent shall have received (x) a solvency certificate substantially in the form of Exhibit I-2 to the Credit Agreement, executed as of the Initial Fifth Amendment Effective Date by the chief financial officer of the Borrower and (y) a certificate of each Loan Party, dated as of the Initial Fifth Amendment Effective Date, substantially in the form of Exhibit F-2 to the Credit Agreement, with appropriate insertions and attachments including the certificate of incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party (or a certification from the applicable Loan Party that there has been no change to such organizational documents since May 31, 2018), good standings from the applicable secretary of state of organization of each Loan Party, a certificate of resolutions or other action, incumbency certificates of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Fifth Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Initial Fifth Amendment Effective Date.

(b)    Sections 2(d) and 4(b) of this Fifth Amendment shall become effective as of the first date (the “Subsequent Fifth Amendment Effective Date”) when each of the conditions set forth in this Section 4(b) shall have been satisfied:

(i)    The Initial Fifth Amendment Effective Date shall have occurred.

(ii)    The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower, each of the other Loan Parties, each of the New Required Lenders, the Administrative Agent and the Collateral Agent.

SECTION 5.    Effect of Fifth Amendment. (a) Except as expressly set forth in this Fifth Amendment or in the Credit Agreement, this Fifth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents (including all Incremental Revolving Commitments), in each case, as amended by this Fifth Amendment. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)    On and after the applicable Fifth Amendment Effective Date, each reference in (i) the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as modified by this Fifth Amendment. This Fifth Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c)    This Fifth Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.

(d)    This Fifth Amendment may not be amended, modified or waived except in accordance with Section 11.1 of the Credit Agreement.

SECTION 6.    Costs and Expenses. The Borrower hereby agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Fifth Amendment, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent, in each case, as required to be reimbursed pursuant to the Credit Agreement.

SECTION 7.    Post-Closing Obligations. Within ninety (90) days after the Initial Fifth Amendment Effective Date, unless extended in writing by the Administrative Agent in its reasonable discretion, the Borrower shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent, the following:

(a)    an executed amendment to each existing Mortgage (a “Mortgage Amendment” and the existing Mortgage, as amended by such Mortgage Amendment, a “Mortgage”), in form and substance reasonably acceptable to the Administrative Agent, together with evidence of completion (or satisfactory arrangements for the completion) of all recordings and filings of each Mortgage Amendment as may be necessary to protect and preserve the Lien of the Mortgage;

(b)    with respect to each Mortgage, a date down and modification endorsement (or to the extent a date down and modification endorsement is not available, a new title insurance policy) to the existing lender’s title insurance policy insuring such Mortgage, which shall be in form and substance reasonably satisfactory to the Administrative Agent and insures that the Mortgage is a valid and enforceable first priority lien on the Mortgaged Property, free and clear of all Liens other than Liens permitted under Section 8.3 of the Credit Agreement; and

(c)    an opinion addressed to the Administrative Agent and the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located which shall include, without limitation, the enforceability of the Mortgage.

SECTION 8.    Reaffirmation. By executing and delivering a counterpart hereof, (i) the Borrower and the Subsidiary Guarantors party hereto hereby agree that all Loans incurred by the Borrower and the Incremental Revolving Commitments shall be guaranteed pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof and (ii) each of the Borrower and the Subsidiary Guarantors party hereto hereby (A) agrees that, notwithstanding the effectiveness of this Fifth Amendment, after giving effect to this Fifth Amendment, the Security Documents continue to be in full force and effect, (B) agrees that all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Fifth Amendment) and (C) affirms and confirms all of its obligations, liabilities and indebtedness under the Credit Agreement and each other Loan Document (including the Incremental Revolving Commitments), in each case after giving effect to this Fifth Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure such Obligations, all as provided in the Security Documents, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Fifth Amendment).

SECTION 9.    GOVERNING LAW. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10.    Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission (including in “.pdf” or “.tif” format) of an executed counterpart of a signature page to this Fifth Amendment shall be effective as delivery of an original executed counterpart of this Fifth Amendment.

SECTION 11.    Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Fifth Amendment.

SECTION 12.    Severability. Section 11.9 of the Credit Agreement is hereby incorporated by reference into this Fifth Amendment and shall apply to this Fifth Amendment, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

ON SEMICONDUCTOR CORPORATION, as Borrower

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, a Delaware limited liability company

By:	/s/ Keith D. Jackson
Name:	Keith D. Jackson
Title:	President and Chief Financial Officer

APTINA, LLC, a Delaware limited liability company

By:	/s/ Keith D. Jackson
Name:	Keith D. Jackson
Title:	President

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

Signature Page to ON Semi Fifth Amendment (2019)

FAIRCHILD SEMICONDUCTOR CORPORATION OF CALIFORNIA, a Delaware corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

GIANT HOLDINGS, INC., a Delaware corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

SILICON PATENT HOLDINGS, a California corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

GIANT SEMICONDUCTOR CORPORATION, a North Carolina corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

MICRO-OHM CORPORATION, a North Carolina corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

Signature Page to ON Semi Fifth Amendment (2019)

FAIRCHILD ENERGY, LLC, a Maine corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

Signature Page to ON Semi Fifth Amendment (2019)

SIGNATURE PAGES TO FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, WITH RESPECT TO, INTER ALIA, THE CREDIT AGREEMENT, DATED AS OF APRIL 15, 2016 AMONG ON SEMICONDUCTOR CORPORATION, AS BORROWER, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND VARIOUS LENDERS AND AGENTS PARTY THERETO

By executing the applicable attached signature page in its capacity as an Incremental Revolving Lender, the undersigned institution agrees to the terms of the Fifth Amendment.

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Collateral Agent, Issuing Lender and Incremental Revolving Lender

By:	/s/ Michael Strobel
Name:	Michael Strobel
Title:	Vice President

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

Signature Page to ON Semi Fifth Amendment (2019)

NAME OF INSTITUTION:

BANK OF AMERICA, N.A. as an Incremental Revolving Lender and as an Issuing Lender

By:	/s/ Eric A. Baltazar
Name:	Eric A. Baltazar
Title:	Vice President

Signature Page to ON Semi Fifth Amendment (2019)

NAME OF INSTITUTION:

BMO HARRIS BANK N.A. as an Incremental Revolving Lender

By:	/s/ Jason Deegan
Name:	Jason Deegan
Title:	Director

Signature Page to ON Semi Fifth Amendment (2019)

NAME OF INSTITUTION:

HSBC BANK USA, N.A. as an Incremental Revolving Lender

By:	/s/ Aleem Shamji
Name:	Aleem Shamji
Title:	Director

Signature Page to ON Semi Fifth Amendment (2019)

NAME OF INSTITUTION:

MUFG BANK, LTD. as an Incremental Revolving Lender

By:	/s/ Matthew Antioco
Name:	Matthew Antioco
Title:	Director

Signature Page to ON Semi Fifth Amendment (2019)

NAME OF INSTITUTION:

SUMITOMO MITSUI BANKING CORPORATION as an Incremental Revolving Lender

By:	/s/ Michael Maguire
Name:	Michael Maguire
Title:	Executive Director

Signature Page to ON Semi Fifth Amendment (2019)

NAME OF INSTITUTION:

BBVA USA as an Incremental Revolving Lender

By:	/s/ Raj Nambiar
Name:	Raj Nambiar
Title:	Sr. Vice President

Signature Page to ON Semi Fifth Amendment (2019)

NAME OF INSTITUTION:

JPMORGAN CHASE BANK, N.A. as an Incremental Revolving Lender

By:	/s/ Caitlin Stewart
Name:	Caitlin Stewart
Title:	Executive Director

Signature Page to ON Semi Fifth Amendment (2019)

NAME OF INSTITUTION:

CITIBANK, N.A. as an Incremental Revolving Lender

By:	/s/ Sean Klimchalk
Name:	Sean Klimchalk
Title:	Vice President

Signature Page to ON Semi Fifth Amendment (2019)

NAME OF INSTITUTION:

MORGAN STANLEY BANK, N.A. as an Incremental Revolving Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to ON Semi Fifth Amendment (2019)

NAME OF INSTITUTION:

BOOF, NA dba BOK FINANCIAL Formerly known as BOKF, NA dba Bank of Arizona as an Incremental Revolving Lender

By:	/s/ Christine A. Nowaczyk
Name:	Christine A. Nowaczyk
Title:	Senior Vice President

Signature Page to ON Semi Fifth Amendment (2019)

NAME OF INSTITUTION:

KBC BANK N.V., NEW YORK BRANCH as an Incremental Revolving Lender

By:	/s/ William Cavanaugh
Name:	William Cavanaugh
Title:	Director

By:	/s/ Robbie Claes
Name:	Robbie Claes
Title:	Director

Signature Page to ON Semi Fifth Amendment (2019)

SCHEDULE 1

Revolving Lender	Incremental Revolving Commitment

Deutsche Bank AG New York Branch	$76,000,000.00

Bank of America, N.A.	$76,000,000.00

BMO Harris Bank N.A.	$76,000,000.00

HSBC Bank USA, N.A.	$76,000,000.00

MUFG Bank, Ltd.	$76,000,000.00

Sumitomo Mitsui Banking Corporation	$76,000,000.00

BBVA USA	$106,000,000.00

JPMorgan Chase Bank, N.A.	$161,000,000.00

Citibank, N.A.	$196,000,000.00

Morgan Stanley Bank, N.A.	$20,000,000.00

BOKF, NA dba BOK Financial	$13,000,000.00

KBC Bank N.V., New York Branch	$18,000,000.00

TOTAL	$900,000,000.00

ANNEX I

SCHEDULE 1.1

Lender	Revolving Commitment

Deutsche Bank AG New York Branch	$196,000,000.00

Bank of America, N.A.	$196,000,000.00

BMO Harris Bank N.A.	$196,000,000.00

HSBC Bank USA, N.A.	$196,000,000.00

MUFG Bank, Ltd.	$196,000,000.00

Sumitomo Mitsui Banking Corporation	$196,000,000.00

BBVA USA	$196,000,000.00

JPMorgan Chase Bank, N.A.	$196,000,000.00

Citibank, N.A.	$196,000,000.00

Morgan Stanley Bank, N.A.	$50,000,000.00

BOKF, NA dba BOK Financial	$48,000,000.00

KBC Bank N.V., New York Branch	$38,000,000.00

TOTAL	$1,900,000,000.00

ANNEX II

FORM OF COMPLIANCE CERTIFICATE